UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 8, 2007

CABOT OIL & GAS CORPORATION

SAVINGS INVESTMENT PLAN

(Exact name of registrant as specified in its charter)

Delaware	1-10447	04-3072771
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1200 Enclave Parkway Houston, Texas	77077
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 589-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

This Current Report on Form 8-K relates solely to the Cabot Oil & Gas Corporation Savings Investment Plan (the “Plan”).

The partners of UHY Mann Frankfort Stein & Lipp CPAs, LLP (“UHY Mann Frankfort”), the independent registered public accounting firm of the Plan, have announced that they were joining UHY LLP. UHY LLP is the independent registered public accounting firm with which UHY Mann Frankfort has an affiliation. UHY LLP is a legal entity that is separate from UHY Mann Frankfort.

On March 8, 2007, UHY Mann Frankfort advised the Plan that it had ceased to provide audit services to the Plan and, thus, had resigned as the independent registered public accounting firm of the Plan. None of the reports of UHY Mann Frankfort on the Plan’s financial statements for either of the past two years contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles. UHY Mann Frankfort did not report on the financial statements of the Plan for any subsequent interim period.

During the two most recent fiscal years of the Plan and any subsequent interim periods through the date of this report, there were no disagreements with UHY Mann Frankfort on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of UHY Mann Frankfort, would have caused it to make reference to the subject matter of the disagreements in connection with its report, and there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

UHY Mann Frankfort has been provided with a copy of these disclosures in response to Item 304(a) of Regulation S-K in connection with the filing of this report. A copy of the letter of UHY Mann Frankfort to the Securities and Exchange Commission stating its agreement with such disclosures is filed as Exhibit 16.1 hereto.

On March 12, 2007, UHY LLP was engaged as the Plan’s independent registered public accounting firm for the Plan’s fiscal year ending December 31, 2006. The engagement of UHY LLP was approved by the administrative committee of the Plan. During the Plan’s two most recent fiscal years or subsequent interim periods, the Plan has not consulted with UHY LLP regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Plan’s financial statements, nor did UHY LLP provide advice to the Plan, either written or oral, that was an important factor considered by the Plan in reaching a decision as to the accounting, auditing or financial reporting issue. Further, during the Plan’s two most recent fiscal years or subsequent interim periods, the registrant has not consulted with UHY LLP on any matter that was the subject of a disagreement or a reportable event.

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Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

16.1	Letter, dated March 12, 2007, from UHY Mann Frankfort Stein & Lipp CPAs, LLP to the Securities and Exchange Commission.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABOT OIL & GAS CORPORATION

	By:	/s/ Henry C. Smyth
Henry C. Smyth
Vice President, Controller and Treasurer

Date: March 13, 2007

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EXHIBIT INDEX

No.	Description
16.1	Letter, dated March 12, 2007, from UHY Mann Frankfort Stein & Lipp CPAs, LLP to the Securities and Exchange Commission.

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